    As filed with the Securities and Exchange Commission on March 24, 2003

================================================================================

                                                    1933 Act File No. 333-103389
                                                    1940 Act File No. 811-21311


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]      Pre-Effective Amendment No. 1
[_]      Post-Effective Amendment No.
                  and
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 1


                             PIMCO High Income Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (212) 739-3502
              (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Advisors Distributors LLC
                              2187 Atlantic Street
                           Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:
    Joseph B. Kittredge, Jr., Esq.             Cynthia G. Cobden, Esq.
             Ropes & Gray                    Simpson Thacher & Bartlett
        One International Place                 425 Lexington Avenue
     Boston, Massachusetts 02110              New York, New York 10017


                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                           ---------------------------


                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum
                                         Amount Being        Offering Price Per       Aggregate             Amount of
Title of Securities Being Registered      Registered                Unit           Offering Price/1/   Registration Fee/2/
------------------------------------     ------------        ------------------    ----------------    -------------------
Common Shares, par value $0.00001        1,000 Shares             $ 15.00               $ 15,000             $ 1.38
-------------------------------------------------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee.

/2/ $1.38 of which was previously paid.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.





                  SUBJECT TO COMPLETION, DATED MARCH 24, 2003


PROSPECTUS

[LOGO] PIMCO
ADVISORS                               Shares
                            PIMCO High Income Fund
                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.


   Portfolio Management Strategies. The Fund is managed according to a dynamic asset allocation strategy that focuses on credit quality analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The portfolio manager attempts to identify investments that provide high current income and/or opportunities for capital appreciation through fundamental research, driven by independent credit analysis and proprietary analytical tools, and also uses a variety of techniques designed to control risk and minimize exposure to issues that the portfolio manager believes are more likely to default or otherwise depreciate in value over time. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's Investors Service, Inc. ("Moody's"), below BBB by either Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch"), or below a comparable rating by Dominion Bond Rating Service Limited ("Dominion")) or unrated but judged by the portfolio manager to be of comparable quality. While the Fund's relative emphasis on different credit quality segments of the below investment grade credit spectrum may vary over time, the portfolio manager believes that under current market conditions certain securities in the upper tier of the below investment grade credit spectrum offer opportunities for attractive yield relative to associated risk. Accordingly, the Fund will, under current market conditions, tend to focus on securities that are rated BB/Ba or B by one or more rating agencies or unrated but judged by the portfolio manager to be of comparable quality. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or unrated but judged by the portfolio manager to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Due to the risks involved in investing in junk bonds, an investment in the Fund should be considered speculative.



   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for the investors purchasing shares in the initial public offering. The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "PHK."


                                 -------------


Investing in the Fund's common shares involves certain risks. See "Risks" beginning on page 27 of this prospectus.




   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------


                                                Per Share Total
                                                --------- -----
                 Public Offering Price            $15.00    $
                 Sales Load                       $0.675    $
                 Estimated Offering Expenses(1)    $0.03    $
                 Proceeds to the Fund            $14.295    $

--------

(1) The Fund will pay organizational and offering expenses estimated at $ from the proceeds of the offering. PIMCO Advisors Fund Management LLC has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.



   The Underwriters expect to deliver the common shares to purchasers on or
about           , 2003.


                                 -------------








Salomon Smith Barney            Merrill Lynch & Co.                  UBS Warburg
A.G. Edwards & Sons, Inc.      Prudential Securities         Wachovia Securities
Advest, Inc.                   Fahnestock & Co. Inc. Janney Montgomery Scott LLC
McDonald Investments Inc.      Quick & Reilly, Inc.          RBC Capital Markets
Wedbush Morgan Securities Inc.                       Wells Fargo Securities, LLC



                                 -------------

          , 2003.

(continued from previous page)



   Portfolio Contents. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by the portfolio manager to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities. These may include bonds, debentures, notes and other similar types of debt instruments, including mortgage- and asset-backed securities. The rate of interest on an income-producing security may be fixed, floating or variable. While the Fund emphasizes below investment grade debt securities, it may also invest in investment grade debt securities, including U.S. Government securities. The Fund may make use of credit default swaps and other derivative instruments. The Fund cannot assure you that it will achieve its investment objectives.


   It is expected that the Fund normally will have an intermediate average portfolio duration (i.e., within a four- to eight-year time frame). The portfolio manager believes that this duration range offers the opportunity for above-average returns while limiting exposure to interest rate risk.


   The Underwriters may also purchase up to an additional       common shares
at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.



   Borrowings. The Fund presently intends to use leverage by issuing preferred shares of beneficial interest ("Preferred Shares") representing approximately 35% (and will not issue Preferred Shares representing more than 38%) of the Fund's total assets immediately after their issuance. The Fund may also enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's total assets. The Fund's use of these transactions may also be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information" and "Risks--Liquidity Risk." By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred Shares and Related Leverage" and "Risks--Leverage Risk."



   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future
reference. A Statement of Additional Information, dated       , 2003,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 49 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                 -------------

                               TABLE OF CONTENTS


                                                                     Page
                                                                     ----
      Prospectus Summary............................................   1

      Summary of Fund Expenses......................................  12

      The Fund......................................................  13

      Use of Proceeds...............................................  13

      The Fund's Investment Objectives and Strategies...............  13

      Preferred Shares and Related Leverage.........................  25

      Risks.........................................................  27

      How the Fund Manages Risk.....................................  32

      Management of the Fund........................................  35

      Net Asset Value...............................................  37

      Distributions.................................................  37

      Dividend Reinvestment Plan....................................  38

      Description of Shares.........................................  40

      Anti-Takeover and Other Provisions in the Declaration of Trust  42

      Repurchase of Common Shares; Conversion to Open-End Fund......  43

      Tax Matters...................................................  44

      Underwriting..................................................  46

      Custodian and Transfer Agent..................................  48

      Legal Matters.................................................  48

      Table of Contents for the Statement of Additional Information.  49

      Appendix A--Description of Securities Ratings................. A-1


                                 -------------

   Until         , 2003 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund PIMCO High Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."


The Offering                  The Fund is offering        common shares of
                              beneficial interest, with a par value of $0.00001
                              per share, at $15.00 per share through a group of
                              underwriters (the "Underwriters") led by Salomon
                              Smith Barney Inc., Merrill Lynch, Pierce, Fenner
                              & Smith Incorporated, UBS Warburg LLC, A.G.
                              Edwards & Sons, Inc., Prudential
                              Securities Incorporated, Wachovia Securities,
                              Inc., Advest, Inc., Fahnestock & Co. Inc., Janney
                              Montgomery Scott LLC, McDonald Investments Inc.,
                              a KeyCorp Company, Quick & Reilly, Inc. A
                              FleetBoston Financial Company, RBC Dain Rauscher
                              Inc., Wedbush Morgan Securities Inc. and Wells
                              Fargo Securities, LLC. The common shares of
                              beneficial interest are called "Common Shares" in
                              the rest of this prospectus. You must purchase at
                              least 100 Common Shares. The Fund has given the
                              Underwriters an option to purchase up to
                              additional Common Shares to cover orders in
                              excess of        Common Shares. See
                              "Underwriting." PIMCO Advisors Fund Management
                              LLC (the "Manager"), the Fund's investment manager, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share.


Investment Objectives and     Investment Objectives.  The Fund's primary
Strategies                    investment objective is to seek high current
                              income. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing in a diversified portfolio of U.S. dollar-denominated debt obligations and other income-producing securities that are primarily rated below investment grade
                              (or are unrated securities judged by the portfolio manager to be of comparable quality) as described under "--Portfolio Contents" below. The
                              Fund cannot assure you that it will achieve its investment objectives.


                              Portfolio Management Strategies. In selecting investments for the Fund, Pacific Investment Management Company LLC ("PIMCO"), the Fund's portfolio manager, attempts to identify, through fundamental research, driven by independent credit analysis and proprietary analytical tools, debt obligations and other instruments that provide high current income and/or opportunities for capital appreciation. Investment decisions are based primarily on PIMCO's assessment of the issuer's credit characteristics and the position of the security in the issuer's capital structure in light of PIMCO's outlook for particular industries, the economy and the bond market generally. At the same time, PIMCO uses a variety of techniques, such as credit default swaps, designed to control risk and minimize the Fund's exposure to issues that PIMCO believes are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors. The Fund also attempts to identify investments that may appreciate in value based on PIMCO's assessment of the issuer's credit characteristics, PIMCO's forecast for interest rates and other economic factors. Subject to the guidelines under "--Credit Quality" below, the Fund also has the flexibility to invest in debt obligations of any credit quality based on its assessment of the particular issuer.

                              Dynamic Asset Allocation Strategy. The Fund does not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, PIMCO attempts to identify quality investments in any industry or sector through fundamental research, driven by independent credit analysis and proprietary analytical tools.


                              Credit Quality. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. While the Fund's relative emphasis on different credit quality segments of the below investment grade credit spectrum may vary over time, PIMCO believes that under current market conditions certain securities in the upper tier of the below investment grade credit spectrum offer opportunities for attractive yield relative to associated risk. Accordingly, the Fund will, under current market conditions, tend to focus on securities that are rated BB/Ba or B by one or more rating agencies or unrated but judged by PIMCO to be of comparable quality. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Fund may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The Fund's use of credit default swaps and certain other derivative instruments will be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information" for a description of how the Fund treats certain investments for liquidity purposes.


                              Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO's assessment of their credit characteristics. This aspect of PIMCO's capabilities will be particularly important because of the Fund's emphasis on below investment grade debt securities.

                              Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a four- to eight-year time frame) based on PIMCO's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. PIMCO believes that maintaining duration at a fairly stable level within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

                              Diversification. Subject to the availability of suitable investment opportunities, PIMCO will attempt to diversify the Fund's investments broadly in an attempt to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.


                              Portfolio Contents. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities. These may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as preferred shares, bank loans and loan participations, commercial mortgage securities, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, municipal securities, mortgage-backed securities and other types of asset-backed securities issued on a public or private basis, and real estate investment trusts. The Fund will not invest in interest-only or principal-only securities or inverse floating rate securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in securities of companies with small market capitalizations. The rate of interest on an income-producing security may be fixed, floating or variable. U.S. dollar-denominated debt securities may include those issued by foreign corporations or supra-national government agencies. The Fund may also invest in investment grade debt securities, including U.S. Government securities. The Fund may make use of credit default swaps and other derivative instruments. As a diversified fund, the Fund generally may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
                              (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund will not concentrate its investments in a particular industry by investing more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).



Proposed Offering of          Subject to market conditions, approximately one
Preferred Shares and Other    to three months after completion of this
Forms of Leverage             offering, the Fund intends to offer Preferred
                              Shares representing approximately 35% (and will not issue Preferred Shares representing more than 38%) of the Fund's total assets immediately after their issuance. The issuance of Preferred Shares will leverage your investment in Common Shares.
                              Leverage involves special risks. There is no assurance that the Fund will issue Preferred
                              Shares or that, if Preferred Shares are issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The net proceeds the Fund obtains from selling the Preferred Shares will be invested in accordance with the Fund's investment objectives and policies as described in this prospectus. The
                              Preferred Shares will pay dividends based on short-term interest rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds Preferred Share dividend rates as reset periodically, the investment of the proceeds of the Preferred Shares will generate more income than will be needed to pay dividends on the Preferred Shares. If so, the excess will be used to pay higher dividends to holders of Common
                              Shares ("Common Shareholders") than if the Fund were not so leveraged through the issuance of Preferred Shares. The Fund may also enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred

                              Shares, would exceed 38% of the Fund's total assets. The Fund's use of these transactions may also be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information" and "Risks--Liquidity Risk." The Fund cannot assure you that the issuance of Preferred Shares or the use of other forms of leverage will result in a higher yield on your Common Shares. Once Preferred Shares are issued and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "Preferred Shares and Related Leverage," "Description of Shares--Preferred Shares" and "Risks--Leverage Risk." In addition, fees and expenses, including expenses of Preferred Shares, paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering, of Preferred Shares by the Fund (which costs are estimated to be slightly more than 1% of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders (as will the costs associated with any borrowings or other forms of leverage utilized by the Fund) and result in a reduction of the net asset value of the Common Shares.



Investment Manager            The Manager serves as the investment manager of
                              the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 0.70% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding). The
                              Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in
                              2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of December 31, 2002, the Manager had approximately
                              $16.6 billion in assets under management. Allianz
                              Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail
                              Holdings LLC (formerly PIMCO Advisory Services
                              Holdings LLC), of which the Manager is a wholly-owned subsidiary. As of December 31, 2002,
                              Allianz Dresdner Asset Management of America L.P.
                              and its subsidiary partnerships, including PIMCO, had approximately $357 billion in assets under management.


                              The Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund's portfolio investments. See "--Portfolio Manager" below.

Portfolio Manager             PIMCO will serve as the Fund's sub-adviser
                              responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

                              PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.


                              The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services.

Distributions                 Commencing with the Fund's first dividend, the
                              Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on any Preferred
                              Shares and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common
                              Shares and the Fund's dividend policy could change. Over time, the Fund will distribute substantially all of its net investment income
                              (after it pays accrued dividends on any
                              outstanding Preferred Shares). In addition, at least annually, the Fund intends to distribute to you your pro rata share of any available net capital gain. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional
                              Common Shares under the Fund's Dividend
                              Reinvestment Plan. See "Distributions" and
                              "Dividend Reinvestment Plan."


Listing The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "PHK." See "Description of Shares--Common Shares."



Custodian and Transfer        State Street Bank and Trust Co. will serve as
Agent                         custodian of the Fund's assets. PFPC Inc. will
                              serve as the Fund's transfer and dividend disbursement agent. See "Custodian and Transfer
                              Agent."


Market Price of Shares        Shares of closed-end investment companies
                              frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in below investment grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds."
                              In addition to net asset value, market price may be affected by such factors relating to the Fund or its portfolio holdings as dividend levels
                              (which are in turn affected by expenses, including the costs of leverage), dividend stability, portfolio credit quality and liquidity and call protection and market supply and demand. See "Preferred Shares and Related Leverage," "Risks," "Description of
                              Shares," and "Repurchase of Common Shares;
                              Conversion to Open-End Fund" in this prospectus, and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to
                              Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations   No Prior History.  The Fund is a newly organized,
                              diversified, closed-end management investment company with no history of operations.


                              Credit Risk/High Yield Risk. Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality, including debt securities that are in default or the issuers of which are in bankruptcy. Debt obligations of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Because of the Fund's emphasis on below investment grade debt securities, PIMCO's capabilities in this area will be particularly important. See "The Fund's Investment Objectives and Strategies--High Yield Securities ("Junk Bonds")" and "Risks--High Yield Risk" for additional information. Due to the risks involved in investing in junk bonds, an investment in the Fund should be considered speculative.


                              Market Discount Risk. As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

                              Interest Rate Risk. Generally, when market interest rates fall, the prices of debt obligations rise, and vice versa. Interest rate risk is the risk that the debt obligations in the Fund's portfolio will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's portfolio will decline in value. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a four- to eight-year time frame), the Common Share net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. See "Risks--Interest Rate Risk" for additional information.


                              Leverage Risk. The Fund's use of leverage through the issuance of Preferred Shares and by entering into transactions such as reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's total assets. The Fund's use of these transactions may also be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. There is no assurance that the Fund's leveraging strategies will be successful. It is anticipated that dividends on Preferred Shares will be based on short-term rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the net proceeds of the Preferred Shares offering principally in U.S. dollar-denominated income-producing securities in accordance with the Fund's investment objectives and strategies. So long as the Fund's securities portfolio provides a higher rate of return (net of Fund expenses) than the Preferred Share dividend rate, as reset periodically, the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long- and/or short-term rates rise, which may be more likely because market interest rates are currently near their lowest levels in many years, the Preferred Share dividend rate could exceed the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk. The Fund's use of credit default swaps, reverse repurchase agreements, and other derivatives may increase the Fund's leverage and, during periods of rising interest rates, adversely affect the Fund's income, distributions and total returns to Common Shareholders. Leverage creates two major types of risks for Common Shareholders:


                              . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's portfolio of income-producing securities (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by the Common Shareholders; and

                              . the possibility either that Common Share income will fall if the Preferred Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.

                              Because the fees received by the Manager are based on the total net assets of the Fund (including assets attributable to any Preferred Shares that may be outstanding), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the Common Shareholders.

                              Issuer Risk. The value of income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                              Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


                              Foreign (Non-U.S.) Investment Risk. The Fund's investments in foreign issuers and in securities denominated in foreign currencies involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or "emerging market" countries.

                              Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


                              Derivatives Risk. The Fund may utilize a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies, such as options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


                              Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                              Mortgage-Related Risk. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

                              Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk.

                              Reinvestment Risk. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

                              Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money.


                              Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value, will not be considered illiquid, although the Fund's investment in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Below investment grade debt securities tend to be less liquid than higher-rated securities.



                              Market Disruption. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. The war with Iraq and/or the potential for additional terrorist attacks could lead to similar market disruptions, may adversely affect U.S. and world economies and markets, and may adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.


Anti-Takeover Provisions      The Fund's Amended and Restated Agreement and
                              Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See
                              "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

                           SUMMARY OF FUND EXPENSES

   The following table and the expenses shown assume the issuance of Preferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 2 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Preferred Shares).


  Shareholder Transaction Expenses
     Sales Load (as a percentage of offering price).            4.50%
     Dividend Reinvestment Plan Fees................            None(1)

                                                     Percentage of Net Assets
                                                          Attributable to
                                                           Common Shares
                                                     (assuming the issuance of
                                                       Preferred Shares)(2)
                                                     -------------------------
  Annual Expenses
     Management Fees................................            1.08%
     Other Expenses.................................            0.23%(3)
     Total Annual Expenses..........................            1.31%(4)

--------
(1) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(2) The table presented in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                        Percentage of Net Assets
                                             Attributable to
                                              Common Shares
                                      (assuming no Preferred Shares
                                       are issued or outstanding)
                                      -----------------------------
            Annual Expenses..........
               Management Fees.......             0.70%
               Other Expenses........             0.15%
               Total Annual Expenses.             0.85%(4)


(3) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately 1.4% of the total dollar amount of the Preferred Share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), these offering costs are estimated to be approximately $740,000 or approximately $0.11 per Common Share (0.73% of the offering price). These offering costs are not included among the expenses shown in this table.


(4) The Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share (0.2% of the offering price). The organizational expenses and offering costs to be paid by the Fund are not included among the expenses shown in the table. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.



   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 6.7 million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

   As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares representing 35% of the Fund's capital (after their issuance) of approximately $7.40) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total net annual expenses of 1.31% of net assets attributable to Common Shares (assuming the issuance of Preferred Shares) in years 1 through 10, and (b) a 5% annual return(1):



                                    1 Year 3 Years 5 Years 10 Years
                                    ------ ------- ------- --------
            Total Expenses Incurred  $67     $94    $122     $204

--------
(1) The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

                                   THE FUND


   The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Fund was organized as a Massachusetts business trust on February 18, 2003, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.


                                USE OF PROCEEDS


   The net proceeds of the offering of Common Shares will be approximately
$       (or $   if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organizational and offering costs. The Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $ 0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in U.S. dollar-denominated debt obligations and other investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term securities.


                THE FUND'S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives


   The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities described under "--Portfolio Contents and Other Information" below. The Fund cannot assure you that it will achieve its investment objectives.

Portfolio Management Strategies


   In selecting investments for the Fund, PIMCO attempts to identify, through fundamental research, driven by independent credit analysis and proprietary analytical tools, debt obligations and other instruments that provide high current income and/or opportunities for capital appreciation. Investment decisions are based primarily on PIMCO's assessment of the issuer's credit characteristics and the position of the particular security in the issuer's capital structure, in light of PIMCO's outlook for particular industries, the economy and the bond market generally. At the same time, PIMCO uses a variety of techniques, such as credit default swaps, designed to control risk and minimize the Fund's exposure to issues that PIMCO believes are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors. The Fund cannot assure you that such securities will ultimately continue to pay current income or be paid in full at maturity.



   Credit Quality. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. While the Fund's relative emphasis on different credit quality segments of the below investment grade credit spectrum may vary over time, PIMCO believes that under current market conditions certain securities in the upper tier of the below investment grade credit spectrum offer opportunities for attractive yield relative to associated risk. Accordingly, the Fund will, under current market conditions, tend to focus on securities that are rated BB/Ba or B by one or more rating agencies or unrated but judged by PIMCO to be of comparable quality. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or unrated but judged by PIMCO to be of comparable quality. The Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. As described under "--High Yield Securities ("Junk Bonds")" below, debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue.



   The Fund may make use of credit default swaps, although the use of credit default swaps may be limited by the Fund's limitations on illiquid investments. In using a credit default swap contract to hedge exposure to specific issuers, the Fund would pay to a counterparty a periodic stream of payments over the term of the contract provided that no event of default on a referenced debt obligation of such an issuer, such as a U.S. or foreign issuer, has occurred, and in return, upon any event of default on such debt obligation, the Fund would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such debt obligation.


   Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. PIMCO has a devoted team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses proprietary analytical tools (such as computer databases and Web-based applications) to assess and monitor credit risk. The individuals managing the Fund utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO's assessment of their credit characteristics. This aspect of PIMCO's capabilities will be particularly important because of the Fund's emphasis on below investment grade securities.

   Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a four- to eight-year time frame) based on PIMCO's forecast for interest rates. PIMCO believes that maintaining duration at a fairly stable level within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk.

   Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates were to rise 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates were to fall 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents and Other Information


   Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities. These may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as preferred shares, bank loans and loan participations, commercial mortgage securities, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, municipal securities, mortgage-backed securities and other types of asset-backed securities issued on a public or private basis, and real estate investment trusts. The Fund will not invest in interest-only or principal-only securities or inverse floating rate securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in securities of companies with small market capitalizations. The rate of interest on an income-producing security may be fixed, floating or variable. U.S. dollar-denominated debt securities may include those issued by foreign corporations or supra-national government agencies. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.



   The Fund may also invest in investment grade debt securities, including U.S. Government securities. The Fund may invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in U.S. dollar-denominated securities of issuers located in developed countries, and may invest up to 7.5% of its total assets in securities (regardless of the currency in which such securities are denominated) of issuers located in "emerging market" countries. The Fund also may utilize a variety of derivative instruments for hedging, investment and risk management purposes, such as option contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value will not be considered illiquid, although the Fund's investments in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Given the current structure of the markets for Rule 144A securities, the Fund expects to treat these securities as illiquid, although they may be deemed liquid by PIMCO. Although structured notes are not necessarily illiquid, the Manager believes that currently most structured notes are illiquid. The Manager currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's limitations on illiquid investments.



   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares. The Fund may not change its policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality unless it provides shareholders with at least 60 days' written notice of such change.



   The Fund currently intends to leverage its portfolio through the issuance of Preferred Shares representing approximately 35% (and will not issue Preferred Shares representing more than 38%) of the Fund's total assets immediately after their issuance. The Fund may also enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's total assets. The Fund's use of these transactions may also be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "Preferred Shares and Related Leverage" and "Risks--Liquidity Risk."


   Upon PIMCO's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objectives and policies and invest some or all of its total assets in investment grade debt securities, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

   The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objectives and Policies" in the Statement of Additional Information.

High Yield Securities ("Junk Bonds")


   As noted above, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. These securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

   The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions. Certain "emerging market" governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.


   Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody's, S&P, Fitch and Dominion. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under "--Portfolio Management Strategies--Independent Credit Analysis," PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody's and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.


   The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund's success in achieving its investment objectives may depend more heavily on PIMCO's credit analysis than if the Fund invested primarily in higher-quality and rated securities.

Corporate Bonds

   The Fund expects to invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

Credit Default Swaps

   As described under "Preferred Shares and Related Leverage," the Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Manager currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's limitations on illiquid investments.


Commercial Paper

   Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stocks


   Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.


Convertible Securities and Synthetic Convertible Securities

   The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. PIMCO will generally evaluate these instruments based primarily on their debt characteristics. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

   Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

   Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Bank Obligations

   The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loan Participations and Assignments

   The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

   Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Foreign (Non-U.S.) Investments and Currencies

   The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers and of supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. The Fund also may invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See "Risks--Foreign (Non-U.S.) Investment Risk."

   The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

   The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or "emerging market" issuers. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.


   Foreign Currencies and Related Transactions.   The Fund's investments in
securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. The Fund normally will seek to hedge at least 75% of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.


   Please see "Investment Objectives and Policies--Foreign (Non-U.S.) Securities," "Investment Objectives and Policies--Foreign Currency Transactions" and "Investment Objectives and Policies--Foreign Currency Exchange-Related Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Derivatives


   The Fund may, but is not required to, use a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies. The Fund may invest in derivatives without limit for hedging purposes, and may invest up to 25% (10% within 90 days of the date of this prospectus) of its total assets in derivatives for non-hedging purposes. For these purposes, "hedging purposes" include the use of a derivative instrument to cause the Fund to more closely resemble the Merrill Lynch U.S. High Yield BB-B Rated Index with respect to credit quality, average portfolio duration, and/or average portfolio yield-to-maturity. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk." Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under "--Certain Interest Rate Transactions," "--Structured Notes and Related Instruments" and "--Credit Default Swaps." Please see "Investment Objective and Policies--Derivative

Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

Commercial and Other Mortgage-Related and Asset-Backed Securities


   Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.


   The Fund may invest significantly in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.


   Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.


   The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

   Please see "Investment Objectives and Policies--Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Risks--Mortgage-Related Risk" in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable and Floating Rate Securities

   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades.

While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

Delayed Funding Loans and Revolving Credit Facilities

   The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Certain Interest Rate Transactions

   In order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Preferred Shares. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. The Fund may choose or be required to redeem some or all of the Preferred Shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. Any termination of a cap could result in a termination payment to the Fund.

Structured Notes and Related Instruments

   The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

   PIMCO may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Manager believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PIMCO, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PIMCO uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

Reverse Repurchase Agreements


   As described under "Preferred Shares and Related Leverage," the Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.


   Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Repurchase Agreements

   The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

U.S. Government Securities

   The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Municipal Bonds

   Municipal bonds are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

When Issued, Delayed Delivery and Forward Commitment Transactions


   The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.


Short Sales


   A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited, provided that the Fund will not engage in such naked short sales in excess of 5% of the Fund's total assets and that the Fund will not engage in any such naked short sales within 90 days from the date of this prospectus.


   Please see "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

                     PREFERRED SHARES AND RELATED LEVERAGE


   Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Preferred Shares representing approximately 35% (and will not issue Preferred Shares representing more than 38%) of the Fund's total assets immediately after their issuance. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategies will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the net proceeds of the Preferred Shares in U.S. dollar-denominated debt obligations and other instruments in accordance with the Fund's investment objectives and policies. The Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged.



   Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Manager will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of Preferred Shares. Thus, the Manager has a financial incentive for the Fund to issue Preferred Shares, which may result in a conflict of interest between the Manager and the Common Shareholders. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering of Preferred Shares by the Fund (which costs are estimated to be slightly more than 1% of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders, as will the costs associated with any borrowings or other forms of leverage utilized by the Fund.


   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund were to fail to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede PIMCO from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.


   Assuming that the Preferred Shares will represent approximately 35% of the Fund's capital and pay dividends at an annual average rate of 2.75%, the income generated by the Fund's portfolio (net of expenses) would have to exceed 0.96% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.



   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing approximately 35% of the Fund's total capital, a 10.00% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Preferred Share dividend rate of 2.75%. See "Risks."



      Assumed Portfolio Total Return (10.00)% (5.00)%  0.00%  5.00% 10.00%
      Common Share Total Return..... (16.87)% (9.17)% (1.48)% 6.21% 13.90%


   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.


   Other Forms of Leverage and Borrowings. In addition to the issuance of Preferred Shares, the Fund may enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.



   Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of reverse repurchase agreements, credit default swaps and other derivatives to the extent that these instruments constitute senior securities) unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle Preferred Shareholders and holders of any other senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.


   The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                                     RISKS


   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, the following principal risks of the Fund: high yield risk, market discount risk, credit risk, interest rate risk, leverage risk, issuer risk, management risk, foreign (non-U.S.) investment risk, emerging markets risk, derivatives risk, counterparty risk, mortgage-related risk, smaller company risk, reinvestment risk, inflation risk, liquidity risk and market disruption risk. An investment in the Fund will also be subject to the principal risk associated with the fact that the Fund is newly organized.


Newly Organized

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

High Yield Risk


   In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality, including debt securities that are in default or the issuers of which are in bankruptcy. Debt securities rated below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The prices of these lower grade bonds are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities, meaning these securities are subject to greater liquidity risk than investment grade securities. Bonds in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. Because of the Fund's emphasis on below investment grade debt obligations, PIMCO's capabilities in this area will be particularly important.



   High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.



   The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Market Discount Risk


   As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.


Credit Risk

   The Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk

   Interest rate risk is the risk that debt obligations (and the Fund's total assets) will decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a four- to eight-year time frame), the Common Share net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including investments in structured notes and interest rate swaps and caps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund Manages Risk--Hedging and Related Strategies."

Leverage Risk


   Leverage risk includes the risk associated with the issuance of the Preferred Shares, if any, or the use of credit default swaps, reverse repurchase agreements and other derivatives in order to leverage the Fund's portfolio. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or derivatives will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the net asset value and market value of Common Shares will be more volatile, and the yield and total return to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedures. See "Description of Shares--Preferred Shares." The rates of return on intermediate- and long-term debt obligations are typically, although not always, higher than the rates of return on short-term debt obligations. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common

Shareholders than if the Fund were not leveraged. Because the longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, or in order to meet its other obligations, including obligations under credit default swaps, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low debt obligation prices may result in capital loss and may reduce returns to Common Shareholders. The Fund will seek to mitigate this risk by segregating assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   Because the fees received by the Manager are based on the total net assets of the Fund (including assets attributable to any Preferred Shares that may be outstanding), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the Common Shareholders.

Issuer Risk

   The value of income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Management Risk

   The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Foreign (Non-U.S.) Investment Risk


   The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers or supra-national government agencies. The Fund also may invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund's investments in foreign issuers and in securities denominated in foreign currencies involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

   The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. The values of foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions.

   Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or "emerging market" countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, and greater than, the risks of investing in developed foreign countries.

Emerging Markets Risk


   The Fund may invest up to 7.5% of its total assets in securities (regardless of the currency in which such securities are denominated) of issuers located in "emerging market" countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


Derivatives Risk


   The Fund may use a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies. The Fund may invest in derivatives without limit for hedging purposes, and may invest up to 25% (10% within 90 days of the date of this prospectus) of its total assets in derivatives for non-hedging purposes. For these purposes, "hedging purposes" include the use of a derivative instrument to cause the Fund to more closely resemble the Merrill Lynch U.S. High Yield BB-B Rated Index with respect to credit quality, average portfolio duration, and/or average portfolio yield-to-maturity. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, for hedging or risk management purposes or as part of its investment strategies such as options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Counterparty Risk

   The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Mortgage-Related Risk

   The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Smaller Company Risk

   Although under current market conditions the Fund does not presently intend to invest a significant portion of its assets in smaller companies, as market conditions change over time, the Fund may invest more of its assets in such companies. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Reinvestment Risk


   Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Common Shares and distributions can decline and the dividend payments on the Fund's Preferred Shares, if any, or interest payments on Fund borrowings, if any, may increase.

Liquidity Risk


   The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value will not be considered illiquid, although the Fund's investments in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when PIMCO believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes. In addition, below investment grade debt securities tend to be less liquid than higher-rated securities.


Market Disruption


   As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. The war with Iraq and/or the potential for additional terrorist attacks could lead to similar market disruptions, may adversely affect U.S. and world economies and markets, and may adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.


Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued,

Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. The Fund may not:

  . Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

  . With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

   The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

   The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain ratings from Moody's, S&P and/or Fitch, Inc. on the Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

Limited Issuance of Preferred Shares


   Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total assets of the Fund, less liabilities. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of reverse repurchase agreements, credit default swaps and other derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced. The Fund intends to issue Preferred Shares representing approximately 35% (and will not issue Preferred Shares representing more than 38%) of the Fund's total assets immediately after their issuance approximately one to three months after the completion of the offering of Common Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. No assurance can be given that this cushion will not be reduced or eliminated. It also gives the Fund flexibility to utilize other forms of leverage in addition to Preferred Shares from time to time in accordance with the 1940 Act asset coverage requirements (such as reverse repurchase agreements, credit default swaps and other derivatives) that may be more efficient or cost effective sources of leverage than Preferred Shares under the circumstances. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's total net assets.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the maturity of outstanding Preferred Shares. The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares or by reducing any holdings in other instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on PIMCO's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.


   If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased, or utilize other forms of leverage, such as credit default swaps and other derivative instruments. In addition, the Fund's use of credit default swaps and certain other derivative instruments may be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information" and "Risks--Liquidity Risk."


Hedging and Related Strategies


   The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund's exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate swap or cap transactions for the purpose of reducing the interest rate sensitivity of the Fund's portfolio and, thereby, decreasing the Fund's exposure to interest rate risk. See "The Fund's Investment Objectives and Strategies--Credit Default Swaps," "The Fund's Investment Objectives and Strategies--Structured Notes and Related Instruments" and "The Fund's Investment Objectives and Strategies--Certain Interest Rate Transactions" in this prospectus. Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, PIMCO believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and PIMCO. There are currently three Trustees of the Fund, none of whom is currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Manager

   The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

   Organized in 2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of December 31, 2002, the Manager had approximately $16.6 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of December 31, 2002, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including PIMCO, had approximately $357 billion in assets under management.

   The Manager has retained its affiliate, PIMCO, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Portfolio Manager

   PIMCO serves as the portfolio manager for the Fund. Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.


   PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.



   The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services, at the annual rate of 0.3575% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding) for the period from the commencement of Fund operations through December 31, 2008 (i.e., roughly the first five years of Fund operations) (the "Initial Period") and at the annual rate of 0.50% of such average daily net assets thereafter while the Investment Management Agreement remains in effect (the "Remaining Period").


   Bill Gross, a founder of PIMCO, serves as Managing Director and Chief Investment Officer of PIMCO. In his role as Chief Investment Officer, he serves as the head of the Investment Committee, which oversees setting investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund. The following individuals at PIMCO share primary responsibility for the day-to-day portfolio management of the Fund:


         Name              Since                     Recent Professional Experience
         ----              -----                     ------------------------------
Raymond G. Kennedy, CFA    2003     Mr. Kennedy is a Managing Director, portfolio manager and
                        (Inception) senior member of PIMCO's investment strategy group. He also manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined PIMCO in
                                    1996, having previously been associated with the Prudential
                                    Insurance Company of America as a private placement asset
                                    manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately-placed fixed income securities. Prior to that, he was a consultant for
                                    Arthur Andersen in Los Angeles and London. He has 16 years of investment management experience and holds a bachelor's degree from Stanford University and an MBA from the
                                    Anderson Graduate School of Management at the University of
                                    California, Los Angeles. Mr. Kennedy is also a member of
                                    LSTA.

David C. Hinman, CFA       2003     Mr. Hinman is an Executive Vice President and portfolio
                        (Inception) manager at PIMCO. He focuses on high yield corporate bonds and co-manages high yield funds and structured-credit products at PIMCO. He joined PIMCO in 1995, having been previously
                                    associated with Merrill Lynch & Co. in New York where he
                                    underwrote high yield corporate bonds. Prior to that, he was a credit analyst with First Union Corporation. Mr. Hinman has 11 years of investment management experience and holds a
                                    bachelor's degree in Finance from the University of Alabama and an MBA in Finance and Accounting from The Wharton
                                    School at the University of Pennsylvania.

Charles Wyman              2003     Mr. Wyman is an Executive Vice President and the director of
                        (Inception) credit research. Mr. Wyman joined the firm in 2001 from
                                    Morgan Stanley, where he was a principal and the senior
                                    telecom analyst in high yield. He previously covered the energy sector in high yield at Morgan Stanley and was ranked second in
                                    Institutional Investor's annual poll for 1999 and 2000. Prior to
                                    Morgan Stanley, Mr. Wyman spent ten years at Lehman
                                    Brothers in mergers and acquisitions, corporate finance, and equity capital markets, and as an analyst for oil exploration and production companies. He has 18 years of investment
                                    experience and holds a bachelor's degree from Harvard
                                    University and an MBA from Harvard Business School.



   Mr. Kennedy oversees Messrs. Hinman and Wyman regarding the management of the Fund.


Investment Management Agreement


   Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.70% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides.

   In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   Because the fees received by the Manager are based on the total net assets of the Fund (including assets attributable to Preferred Shares and any leverage created thereby), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the holders of the Fund's Common Shares.

                                NET ASSET VALUE

   The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

   The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

   Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

   In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

                                 DISTRIBUTIONS

   Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate based upon the projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to Preferred Shareholders. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on the Preferred Shares and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. The net income of the Fund consists of all income paid or accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.


   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                          DIVIDEND REINVESTMENT PLAN

   Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

   Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

      (2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

   The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, telephone number 1-800-331-1710.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "--Preferred Shares" below.


   The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.



   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. The Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share.


   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in debt obligations have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

   Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred Shares and Related Leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

Preferred Shares

   The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.


   The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 35% of the Fund's total assets immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

   As used in this prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

Limited Issuance of Preferred Shares

   Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets (total assets less all liabilities and indebtedness not represented by "senior securities," as defined in the 1940 Act), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The liquidation value of the Preferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

Distribution Preference

   The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference


   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to the Common Shareholders.


Voting Rights

   Preferred Shares are required to be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

   Holders of Preferred Shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

Redemption, Purchase and Sale of Preferred Shares

   The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Preferred Shares and Related Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration and Bylaws.

        ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

   As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.


   The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund's shares (except as may be pursuant to a public offering, the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.


   The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

   The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.


   The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

   Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.


   To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.


   If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

   The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   For federal income tax purposes, distributions of investment income are taxable as ordinary income. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

   The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


   Under current law, the backup withholding tax rate will be 30% for amounts paid during 2003 if the Fund is required to apply backup withholding to taxable distributions or redemption proceeds payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about (and possible changes to) backup withholding tax rates.



   The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.


   This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                 UNDERWRITING


   Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Wachovia Securities, Inc., Advest, Inc., Fahnestock & Co. Inc., Janney Montgomery Scott LLC, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc. A FleetBoston Financial Company, RBC Dain Rauscher Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC are acting as representatives of the Underwriters named below. Subject to the terms and
conditions stated in the Fund's underwriting agreement dated           , 2003,
each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.



                                                              Number of
                           Underwriter                      Common Shares
                           -----------                      -------------
       Salomon Smith Barney Inc............................
       Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated.............................
       UBS Warburg LLC.....................................
       A.G. Edwards & Sons, Inc............................
       Prudential Securities Incorporated..................
       Wachovia Securities, Inc............................
       Advest, Inc.........................................
       Fahnestock & Co. Inc................................
       Janney Montgomery Scott LLC.........................
       McDonald Investments Inc., a KeyCorp Company........
       Quick & Reilly, Inc. A FleetBoston Financial Company
       RBC Dain Rauscher Inc...............................
       Wedbush Morgan Securities Inc.......................
       Wells Fargo Securities, LLC.........................
                                                               ------
          Total............................................
                                                               ======


   The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.


   The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering
price less a concession not to exceed $    per Common Share. The sales load the
Fund will pay of $  per Common Share is equal to   % of the initial offering
price. The Underwriters may allow, and such dealers may reallow, a concession
not to exceed $     per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.
Investors must pay for any Common Shares purchased on or before         , 2003.
The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.



   The Manager (and not the Fund) has also agreed to pay to Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC a fee at an aggregate annual rate equal to 0.15% of the Fund's net assets (including assets attributable to any Preferred Shares that may be outstanding). This fee will be divided among the three Underwriters based on the number of Common Shares each sells in this offering and will be payable in arrears at the end of each calendar quarter during the continuance of the investment management agreement or other advisory agreement between the Manager and the Fund. The total amount of the fee payments, discounted to the closing date of this offering, plus the amounts paid by the Fund to reimburse certain Underwriter legal expenses, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. Each of the three Underwriters has agreed to provide certain after-market services to the Manager designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.


   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this prospectus, to purchase up to         additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.


   The Fund and the Manager have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.



   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance.


   The Fund and the Manager have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.


   The Manager has agreed to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than the sales load) exceed $ 0.03 per share.


   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.


   In connection with the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.


   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the New York Stock Exchange or otherwise.


   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any Underwriter to the Fund or the Manager, by notice to the Fund or the Manager if, prior to the delivery of and payment for the Common Shares, (i) trading in the Common Shares shall have been suspended by the Securities and Exchange Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives' sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by this prospectus (exclusive of any supplement hereto).


   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, the Manager will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.


   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.



   The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.



   The principal business address of UBS Warburg LLC is 299 Park Avenue, New York, New York 10171.


                         CUSTODIAN AND TRANSFER AGENT


   The custodian of the assets of the Fund is State Street Bank and Trust Co. The Custodian performs custodial and fund accounting services.


   PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

                                 LEGAL MATTERS


   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


Use of Proceeds............................................................   3
Investment Objectives and Policies.........................................   3
Investment Restrictions....................................................  43
Management of the Fund.....................................................  46
Investment Manager and Portfolio Manager...................................  55
Portfolio Transactions.....................................................  59
Distributions..............................................................  61
Description of Shares......................................................  62
Anti-Takeover and Other Provisions in the Declaration of Trust.............  65
Repurchase of Common Shares; Conversion to Open-End Fund...................  67
Tax Matters................................................................  69
Performance Related and Comparative Information............................  76
Custodian, Transfer Agent and Dividend Disbursement Agent..................  77
Independent Accountants....................................................  77
Counsel....................................................................  77
Registration Statement.....................................................  77
Report of Independent Accountants..........................................  79
Financial Statements.......................................................  80
Appendix A--Performance Related, Comparative and Other Information......... A-1

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS


   The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P, Fitch, or Dominion or, if unrated, judged by PIMCO to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:


   High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

   Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.


   Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P, Fitch, or Dominion, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.



   Following is a description of Moody's, S&P's, Fitch's, and Dominion's rating categories applicable to debt securities.


Moody's Investors Service, Inc.

  Corporate and Municipal Bond Ratings


   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

   Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

   Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

   Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

  Issue Credit Rating Definitions

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  Corporate and Municipal Bond Ratings

   Investment Grade

   AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Speculative Grade

   Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

   The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

   N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


Fitch, Inc.



   A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:



  Long-Term Credit Ratings



   Investment Grade



   AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



   AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



   A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



   BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



   Speculative Grade



   BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



   B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



   CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

   DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.



  Short-Term Credit Ratings



   A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.



   F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.



   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.



   F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



   B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



   C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



   D:  Default. Denotes actual or imminent payment default.



   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."



   "NR" indicates that Fitch does not rate the issuer or issue in question.



   Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



   Rating Watch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.



   A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Dominion Bond Rating Service Limited



   DBRS ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.



  DBRS Bond and Long Term Debt Rating Scale



   AAA: Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.



   AA: Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.



   A: Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.



   BBB: Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.



   BB: Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.



   B: Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.



   CCC, CC, C: Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.



   D:  This category indicates Bonds in default of either interest or principal.



   High, Low: "high" and "low" grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

  DBRS Commercial Paper and Short Term Debt Rating Scale



   All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.



   Prime Credit Quality



   R-1 (high): Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)," few entities are strong enough to achieve this rating.



   R-1 (middle): Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.



   R-1 (low): Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.



   Adequate Credit Quality



   R-2 (high), R-2 (middle), R-2 (low): Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.



   Speculative



   R-3 (high), R-3 (middle), R-3 (low): Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.



   DBRS Preferred Share Rating Scale



   Pfd-1: Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.



   Pfd-2: Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.



   Pfd-3: Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.



   Pfd-4: Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.



   Pfd-5: Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.



   D: This category indicates preferred shares that are in arrears of paying either dividends or principal.



   High, Low: "high" and "low" grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category.



   n: Non-Cumulative Risk. In the past several years, DBRS had designated all non-cumulative preferred shares as "low" to alert subscribers to the fact that non-cumulative shares have a higher risk of loss once dividend payments have been missed. In the future, "high" and "low" designations will be used on preferred share ratings to indicate the relative standing of a credit within a particular rating category, and we will no longer use "low" to alert holders to the non-cumulative nature of the shares. Rather, the "n" designation will be attached to all ratings for securities that are non-cumulative. The risk with non-cumulative securities is essentially no different than with cumulative securities unless there is a default situation, in which case, the non-cumulative shares have the added risk of missing dividend payments that have no potential of being made up in the future. However, non-cumulative shares do not have a higher risk of default than do equivalently ranking cumulative shares of the same issuer. We believe that the risk added under the non-cumulative covenant is a market risk and not a credit risk. This supports our view that the ratings on equally ranking cumulative and non-cumulative securities should be the same, with the "n" used to alert subscribers to the additional potential for missed dividend payments that exists with non-cumulative issues, if default should occur. After several years of using our present scale, our conclusion is that trying to provide all of this information with one rating symbol is confusing to the market. We believe that it is more valuable to our subscribers if the rating symbol simply provides our base evaluation of the credit, along with information that alerts the holder to any unique covenants that can add market risk.



   y: Hybrid Instruments. While DBRS credit ratings are focused on providing a measure of the issuer's ability to meet its obligations in a timely manner, there are situations where securities carry unique covenants that can add a variety of risks that are not captured in the DBRS rating. By definition, hybrids are instruments that combine certain characteristics of debt and equity and have been issued under various acronyms such as LYONS, PERCS, COPrS, TOPrS, PRYDES, MIDS and MIPS. In some cases, holders of these instruments have agreed that under set circumstances, the Company may repay certain obligations with more of the security or with another security, such as common equity. In other cases, the terms allow the Company to defer interest or dividend payments for a period of time. While these are obviously important considerations for the holder to understand, they normally do not cause any change in the likelihood of default and, as such, DBRS has chosen not to penalize the instrument for the special features associated with the hybrid. In order to alert hybrid holders of the unique factors inherent in the security, DBRS will attach the "y" appendage to the rating. Note that DBRS will not be adding the "y" to issues that simply have more normal soft retraction or conversion features.



   m: Market Risk. DBRS ratings represent an evaluation which is based on only credit related factors and not market risk factors. The most obvious example of a market risk factor would be the potential impact that changing interest rates could have on a fixed pay security. While the absence of market risk considerations in DBRS credit ratings should be well understood by investors who use DBRS as part of their investment process, there are cases where DBRS desires to draw attention to market risk for a given security because the potential for volatility due to market risk factors greatly exceeds what would be considered normal. To accomplish this, DBRS attaches the letter "m" (market risk) to a rated security. Given the understanding that market risk is present in every investment decision, it is important to note that the absence of "m" does not indicate that there will be no volatility of returns related to non-credit factors. DBRS uses "m" only in cases where market risk is considered exceptionally high, or in cases where there are unusual circumstances.



   p: The symbol "p" indicates that the report and rating rely on public information only.

================================================================================

                                    Shares

                            PIMCO High Income Fund

                                 Common Shares

[LOGO] PIMCO
ADVISORS

                                   --------

                                  PROSPECTUS

                                        , 2003

                                   --------




                             Salomon Smith Barney


                              Merrill Lynch & Co.


                                  UBS Warburg


                           A.G. Edwards & Sons, Inc.


                             Prudential Securities


                              Wachovia Securities


                                 Advest, Inc.


                             Fahnestock & Co. Inc.


                          Janney Montgomery Scott LLC


                           McDonald Investments Inc.


                             Quick & Reilly, Inc.


                              RBC Capital Markets


                        Wedbush Morgan Securities Inc.


                          Wells Fargo Securities, LLC


================================================================================

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED March 24, 2003


                             PIMCO HIGH INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                     , 2003

     PIMCO High Income Fund (the "Fund") is a newly organized, diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction
with the Fund's prospectus relating thereto dated                , 2003 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling
(800) 331-1710. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

USE OF PROCEEDS ............................................................   3
INVESTMENT OBJECTIVES AND POLICIES .........................................   3
INVESTMENT RESTRICTIONS ....................................................  46
MANAGEMENT OF THE FUND .....................................................  48
INVESTMENT MANAGER AND PORTFOLIO MANAGER ...................................  58
PORTFOLIO TRANSACTIONS .....................................................  62
DISTRIBUTIONS ..............................................................  64
DESCRIPTION OF SHARES ......................................................  65
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST .............  68
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND ...................  70
TAX MATTERS ................................................................  72
PERFORMANCE RELATED AND COMPARATIVE INFORMATION ............................  80
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT ..................  80
INDEPENDENT ACCOUNTANTS ....................................................  80
COUNSEL ....................................................................  80
REGISTRATION STATEMENT .....................................................  80
REPORT OF INDEPENDENT ACCOUNTANTS ..........................................  82
FINANCIAL STATEMENTS .......................................................  83
APPENDIX A - Performance Related, Comparative and Other Information ........ A-1


       This Statement of Additional Information is dated         , 2003.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be
approximately $      (or $      if the Underwriters exercise the over-allotment
option in full) after payment of organization and offering costs.

     On behalf of the Fund, PIMCO Advisors Fund Management LLC (the "Manager"), the Fund's investment manager, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share.

     Pending investment in U.S. dollar-denominated debt obligations and other securities that meet the Fund's investment objectives and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term securities.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

High Yield Securities ("Junk Bonds")


     As described under "The Fund's Investment Objectives and Strategies" in the Prospectus, under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowing for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's Investors Service, Inc. ("Moody's"), below BBB by either Standard and Poor's ("S&P") or Fitch, Inc. ("Fitch"), or below a comparable rating by Dominion Bond Rating Service Limited ("Dominion")) or unrated but judged by Pacific Investment Management Company LLC ("PIMCO"), the Fund's portfolio manager to be of comparable quality. These securities are sometimes referred to as "high yield" securities or "junk bonds." The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa (or a comparable rating by Dominion) or lower by each agency rating the security or unrated but judged by PIMCO to be of comparable quality.


     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO's research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.


     A general description of the ratings of securities by Moody's, S&P, Fitch and Dominion is set forth in Appendix A to the Prospectus. The ratings of Moody's, S&P, Fitch and Dominion represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.


     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Corporate Bonds


     The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.



     The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.



Credit Default Swaps

     The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     PIMCO currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's limitations on illiquid investments.


Commercial Paper

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The

Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which PIMCO has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody's, S&P, Fitch and Dominion to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


Preferred Stock

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.


     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Convertible Securities and Synthetic Convertible Securities

     The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. PIMCO will generally evaluate these instruments based on their debt characteristics.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.


     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See High Yield Securities ("Junk Bonds") above.


     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Bank Obligations

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.


     Subject to the Fund's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and up to 15% of its total assets in foreign bank obligations denominated in foreign currencies (of both developed and "emerging market" countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign (Non-U.S.) Securities" below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.


Loan Participations and Assignments

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid. Bank loans purchased by the Fund will typically be part of an issue of at least $250 million in par value, which PIMCO believes are generally more liquid than bank loans that are part of smaller issues.


     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PIMCO's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Foreign (Non-U.S.) Securities


     The Fund may invest some or all of its total assets in U.S. dollar-denominated debt obligations of foreign issuers, including foreign issuers, such as foreign banks (see "--Bank Obligations" above), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities. The Fund may also invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in U.S. dollar-denominated securities of issues located in developed countries, and may invest up to 7.5% of its total assets in securities (regardless of the currency in which such investments are denominated) located in "emerging market" countries.


     The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.



     Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


     The Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes.


Foreign Currency Transactions


     The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "--Derivative Instruments" below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund normally will seek to hedge at least 75% of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and PIMCO may decide not to use hedging transactions that are available.


     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund's custodian of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO believes that the Fund can benefit from price appreciation in a given country's debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield.

     Tax Consequences of Hedging. Under applicable tax law, the Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities


     Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants(SM) ("CEWs(SM)"), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time values" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.


     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance Indexed Paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Derivative Instruments

         In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging or risk management purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objectives. The Fund may invest in derivatives without limit for hedging purposes, and may invest up to 25% (10% within 90 days of the date of the Prospectus) of its total assets in derivatives for non-hedging purposes. For these purposes, "hedging purposes" shall include the use of a derivative instrument to cause the Fund to more closely resemble the Merrill Lynch U.S. High Yield BB-B Rated Index with respect to credit quality, average portfolio duration, and/or average portfolio yield-to-maturity.


         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.


         If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.


         The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

         Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.


         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.


         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below and "The Fund's Investment Objectives and Strategies--Certain Interest Rate Transactions" in the Prospectus. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swaptions.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund, except with regard to credit default swaps, as described below, may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

     Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

     Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue (the "Preferred Shares") or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging purposes.

Mortgage-Related and Other Asset-Backed Securities

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "--Collateralized Mortgage Obligations ("CMOs")" below.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by

FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund's use of these transactions will be limited by the Fund's limitations on illiquid investments to the extent they are deemed illiquid.

         Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restriction (see "Investment Restrictions") by virtue of the exclusion from that restriction available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates ("EETCs") and Certificates for Automobile Receivables(SM) ("CARS(SM)").

     Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

     CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with the Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Inflation-Indexed Bonds

     The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Delayed Funding Loans and Revolving Credit Facilities

     The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "--Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "--Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.


Structured Notes and Other Hybrid Instruments

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund's portfolio (and thereby decrease the Fund's exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Although structured instruments are not necessarily illiquid, PIMCO believes that currently most structured instruments are illiquid.


     The Fund may invest in other types of "hybrid" instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

     The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

Repurchase Agreements

     For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counter parties.


U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Municipal Bonds

     The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

     Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

     Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.



Borrowing

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.


     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of Preferred Shares ("Preferred Shareholders") and holders of any other senior securities of the Fund to elect a majority of the Trustees of the Fund.

     As described in the Prospectus, the Fund may also enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's total assets. The Fund's use of these transactions may also be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information," "Risks--Liquidity Risk" and "Preferred Shares and Related Leverage" in the Prospectus.

     As described above, the Fund will, under certain circumstances, cover its commitment under these instruments by the segregation of assets determined to be liquid by PIMCO in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In such cases, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage Dollar Rolls

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

 Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited, provided that the Fund will not engage in such naked short sales in excess of 5% of the Fund's total assets and that the Fund will not engage in any such naked short sales within 90 days from the date of the Prospectus.


Illiquid Securities


     The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value will not be considered illiquid, although the Fund's investments in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants to Purchase Securities

     The Fund may invest in warrants to purchase debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by PIMCO to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

         Upon PIMCO's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objectives.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

                  (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

                  (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

                  (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                  (5) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (6) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.


         Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowing, is at least 300% of such principal amount.

         Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors' and qualifying shares.


         For purposes of the foregoing and "Description of Shares--Preferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding

5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.


         The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     The Fund may not change its policy to invest at least 80% of its net assets (plus any borrowing for investment purposes) in debt securities that are rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality, unless it provides shareholders with at least 60 days' written notice of such change.


         To the extent the Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.


         The Fund intends to apply for ratings for its Preferred Shares from Moody's, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.


                             MANAGEMENT OF THE FUND

Trustees and Officers

         The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

         The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees*
                              --------------------

                                                                                       Number of
                                                                                       Portfolios
                                           Term of                                     in Fund         Other
                           Position(s)   Office and                                    Complex      Directorships
   Name, Address and        Held with     Length of     Principal Occupation(s)        Overseen       Held by
          Age                 Fund       Time Served    During the Past 5 Years        by Trustee     Trustee
Paul Belica                Trustee       Since          Trustee, Fixed Income               15           None.
Age 81                                   inception      SHares, Nicholas-Applegate
                                         (     2003).   Convertible & Income Fund,
                                                        PIMCO Corporate Opportunity
                                                        Fund, PIMCO Corporate Income
                                                        Fund, PIMCO Municipal Income
                                                        Fund, PIMCO California
                                                        Municipal Income Fund, PIMCO
                                                        New York Municipal Income
                                                        Fund, PIMCO Municipal Income
                                                        Fund II, PIMCO California
                                                        Municipal Income Fund II,
                                                        PIMCO New York Municipal
                                                        Income Fund II, PIMCO
                                                        Municipal Income Fund III,
                                                        PIMCO California Municipal
                                                        Income Fund III and PIMCO
                                                        New York Municipal Income
                                                        Fund III; Manager, Stratigos
                                                        Fund, LLC, Whistler Fund,
                                                        LLC, Xanthus Fund, LLC and
                                                        Wynstone Fund, LLC;
                                                        Director, Student Loan
                                                        Finance Corp., Education
                                                        Loans, Inc., Goal Funding,

                                                        Inc., Goal Funding II, Inc.,
                                                        Surety Loan Funding, Inc.
                                                        Formerly, Advisor, Salomon
                                                        Smith Barney Inc.; Director,
                                                        Central European Value Fund,
                                                        Inc., Deck House Inc., The
                                                        Czech

                                                                                        Number of
                                                                                        Portfolios
                                             Term of                                     in Fund          Other
                               Position(s)  Office and                                   Complex      Directorships
                               Held with    Length of     Principal Occupation(s)        Overseen        Held by
 Name, Address and Age            Fund     Time Served    During the Past 5 Years       by Trustee       Trustee
                                                          Republic Fund, Inc.

Robert E. Connor               Trustee     Since          Trustee, Fixed Income              16            None.
Age 68                                     inception      SHares, Nicholas-Applegate
                                           (   2003).     Convertible & Income Fund,
                                                          PIMCO Corporate Opportunity
                                                          Fund, PIMCO Corporate
                                                          Income Fund, PIMCO
                                                          Municipal Income Fund,
                                                          PIMCO California
                                                          Municipal Income Fund,
                                                          PIMCO New York
                                                          Municipal Income Fund,
                                                          PIMCO Municipal Income
                                                          Fund II, PIMCO
                                                          California Municipal
                                                          Income Fund II, PIMCO
                                                          New York Municipal
                                                          Income Fund II, PIMCO
                                                          Municipal Income Fund
                                                          III, PIMCO California
                                                          Municipal Income Fund
                                                          III and PIMCO New York
                                                          Municipal Income Fund
                                                          III; Director,
                                                          Municipal Advantage
                                                          Fund, Inc.; Corporate
                                                          Affairs Consultant.
                                                          Formerly, Senior Vice
                                                          President, Corporate
                                                          Office, Salomon Smith
                                                          Barney Inc.

John J. Dalessandro II*Age     Trustee     Since          President and Director, J.J.        13            None.
65                                         inception      Dalessandro II Ltd.,
                                           (   2003).     registered broker-dealer and
                                                          member of the New York Stock
                                                          Exchange; Trustee,
                                                          Nicholas-Applegate
                                                          Convertible & Income Fund,
                                                          PIMCO Corporate Opportunity
                                                          Fund, PIMCO Corporate Income
                                                          Fund, PIMCO Municipal Income
                                                          Fund, PIMCO California
                                                          Municipal Income Fund, PIMCO
                                                          New York Municipal Income
                                                          Fund, PIMCO Municipal Income
                                                          Fund II, PIMCO California


                                                                                          Number of
                                                                                          Portfolios
                                               Term of                                      in Fund         Other
                              Position(s)     Office and                                   Complex      Directorships
 Name, Address and            Held with       Length of   Principal Occupation(s)          Overseen       Held by
        Age                     Fund          Time Served During the Past 5 Years         by Trustee      Trustee
                                                          Municipal Income Fund II,
                                                          PIMCO New York Municipal
                                                          Income Fund II, PIMCO
                                                          Municipal Income Fund III,
                                                          PIMCO California Municipal
                                                          Income Fund III and PIMCO
                                                          New York Municipal Income
                                                          Fund III.

-------------

* Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, PIMCO or the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and does not effect portfolio transactions for entities other than other members of the Exchange.

                               Interested Trustees
                               -------------------

         Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

         In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any Preferred Shares are outstanding, in which event Preferred Shareholders, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                                    Officers
                                    --------

                                               Term of
                                Position(s)   Office and
                                Held with     Length of
Name, Address and Age             Fund        Time Served     Principal Occupation(s) During the Past 5 Years
Stephen J. Treadway             Chairman      Since           Managing Director, Allianz Dresdner Asset Management
2187 Atlantic Street                          inception       of America L.P.; Managing Director and Chief
Stamford, CT 06902                            (    2003).     Executive Officer, PIMCO Advisors Fund Management
Age 55                                                        LLC; Managing Director and Chief Executive Officer,
                                                              PIMCO Advisors Distributors LLC ("PAD"); Trustee
                                                              and Chairman, PIMCO Funds: Multi-Manager Series; Chairman,
                                                              Fixed Income SHares; Trustee, Chairman and President, OCC
                                                              Accumulation Trust; Trustee and  Chairman,


                                                   Term of
                                 Position(s)      Office and
                                 Held with        Length of
 Name, Address and Age              Fund         Time Served        Principal Occupation(s) During the Past 5 Years
                                                              PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO
                                                              California Municipal Income Fund, PIMCO New York Municipal Income
                                                              Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal
                                                              Income Fund II, PIMCO New York Municipal Income Fund II and
                                                              Municipal Advantage Fund, Inc.; Chairman, Nicholas-Applegate
                                                              Convertible & Income Fund, PIMCO Corporate Opportunity Fund,
                                                              PIMCO Municipal Income Fund III, PIMCO California Municipal
                                                              Income Fund III and PIMCO New York Municipal Income Fund III.

Brian S. Shlissel               President     Since           Senior Vice President, PIMCO Advisors Fund
Age 38                          and Chief     inception       Management LLC; Executive Vice President and
                                Executive     (    2003).     Treasurer, OCC Accumulation Trust; President and
                                Officer                       Chief Executive Officer, Fixed Income SHares,

                                                              Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate
                                                              Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income
                                                              Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal
                                                              Income Fund, PIMCO Municipal Income Fund II, PIMCO California
                                                              Municipal Income Fund II, PIMCO New York Municipal Income Fund II,
                                                              PIMCO Municipal Income Fund III, PIMCO California Municipal Income
                                                              Fund III, PIMCO New York Municipal Income Fund III and Municipal
                                                              Advantage Fund, Inc.; Formerly, Vice President, Mitchell Hutchins
                                                              Asset Management Inc.

Lawrence G. Altadonna           Treasurer;    Since           Vice President, PIMCO Advisors Fund Management LLC;
Age 36                          Principal     inception       Treasurer and Principal Financial and Accounting
                                Financial     (      2003).   Officer, Nicholas-Applegate Convertible & Income
                                and                           Fund, PIMCO Corporate Opportunity Fund, PIMCO
                                Accounting                    Corporate Income Fund, PIMCO Municipal Income Fund,
                                Officer                       PIMCO California Municipal Income Fund, PIMCO New
                                                              York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO
                                                              California Municipal Income Fund II, PIMCO New York Municipal Income
                                                              Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal
                                                              Income Fund III, PIMCO New York Municipal Income Fund III and
                                                              Municipal Advantage Fund, Inc.; Treasurer, Fixed Income SHares;
                                                              Assistant Treasurer, OCC Accumulation Trust. Formerly, Director of
                                                              Fund Administration, Prudential Investments.

                                                  Term of
                                Position(s)     Office and
                                 Held with       Length of
Name, Address and Age              Fund         Time Served   Principal Occupation(s) During the Past 5 Years
Newton B. Schott, Jr.           Vice          Since           Managing Director, Chief Administrative Officer, Secretary and General
2187 Atlantic Street            President,    inception       Counsel, PAD; Managing Director, Chief Legal Officer and Secretary,
Stamford, CT 06902              Secretary     (      2003).   PIMCO Advisors Fund Management LLC; President, Chief Executive Officer
Age 60                                                        and Secretary, PIMCO Funds: Multi-Manager Series; Vice President and
                                                              Secretary, Nicholas-Applegate Convertible & Income Fund, PIMCO
                                                              Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO
                                                              Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO
                                                              New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO
                                                              California Municipal Income Fund II, PIMCO New York Municipal Income
                                                              Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal
                                                              Income Fund III, PIMCO New York Municipal Income Fund III and
                                                              Municipal Advantage Fund, Inc.; Secretary, Fixed Income SHares.

Raymond G. Kennedy              Vice          Since           Managing Director, PIMCO; co-portfolio manager of the Fund and other
840 Newport Center Drive        President     inception       investment vehicles managed by PIMCO; joined PIMCO in 1996.
Newport Beach, CA 92660                       (    2003).
Age 41

David C. Hinman                 Vice          Since           Executive Vice President, PIMCO; co-portfolio manager of the Fund and
840 Newport Center Drive        President     inception       other investment vehicles managed by PIMCO; joined PIMCO in 1995.
Newport Beach, CA 92660                       (    2003).
Age 35

Charles Wyman                   Vice          Since           Executive Vice President, PIMCO; co-portfolio manager of the Fund and
840 Newport Center Drive        President     inception       other investment vehicles managed by PIMCO; joined PIMCO in 2001.
Newport Beach, CA 92660                       (    2003).
Age [   ]


         For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

                     Name              Positions Held with Affiliated Persons or
                                          Principal Underwriters of the Fund

             Stephen J. Treadway                     See above.

              Brian S. Shlissel                      See above.

              Lawrence Altadonna                     See above.

            Newton B. Schott, Jr.                    See above.

              Raymond G. Kennedy                     See above.

               David C. Hinman                                See above.

                Charles Wyman                                 See above.

Committees of the Board of Trustees

         Audit Oversight Committee


         Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager and PIMCO and the possible effect of those services on the independence of those accountants. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.

         Nominating Committee

         Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.

         Valuation Committee

         Reviews procedures for the valuation of securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.

         Compensation Committee

         The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.


Securities Ownership

         For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2002:

                                                               Aggregate Dollar Range of Equity Securities in All
                                   Dollar Range of Equity         Registered Investment Companies Overseen by
        Name of Trustee            Securities in the Fund          Trustee in Family of Investment Companies
          Paul Belica                      None.                                 Over $100,000.

        Robert E. Connor                   None.                                     None.

     John J. Dalessandro II                None.                                     None.

        For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002:

                          Name of Owners and                                       Value of       Percent of
Name of Trustee        Relationships to Trustee     Company      Title of Class   Securities        Class
 Paul Belica                  TO BE PROVIDED

 Robert E. Connor

 John J. Dalessandro II

        As of     , 2003, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

        As of     , 2003, the following persons owned of record the number of
Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.


                                                                               Percentage of the
                                                                              Fund's outstanding
                                                       Number of Common         shares as of
Shareholder                                                 Shares                   , 2003
-----------                                            -----------------      -------------------
Allianz Dresdner Asset Management of America L.P.             [_]                     100%
1345 Avenue of the Americas
New York, New York  10105

Compensation


         Messrs. Belica, Connor and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds"), Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund and PIMCO Corporate Income Fund, twelve closed-end funds for which the Manager serves as investment manager and PIMCO or Nicholas-Applegate Capital Management LLC, an affiliate of the Manager, serves as portfolio manager. In addition to the Fund, the Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, and PIMCO Corporate Income Fund, Mr. Belica is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. To the best of the Fund's knowledge, none of the "independent" Trustees has ever been a director, officer, or employee of, or a consultant to, the Manager, PIMCO, any one or more of the Underwriters or any one or more affiliates of any of the foregoing, except that Mr. Connor provides occasional editorial consulting services as an independent contractor to an administrative unit of Salomon Smith Barney Inc. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Manager and/or PIMCO.


         The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund and the Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives [$24,000] for each joint meeting for the first four joint meetings in each year and [$12,000] for each additional joint meeting in such year if the meetings are attended in person. Trustees receive [$6,000] per joint meeting if the meetings are attended telephonically. Members of the Audit Oversight Committee will receive [$6,000] per joint meeting of the PIMCO Closed-End Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

         The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any Preferred Shares.

         It is estimated that the Trustees will receive the amounts set forth in
the following table from the Fund for its initial fiscal year ending     , 2004.
For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO serves without any compensation from the Fund.

                                                                                Total Compensation
                                           Estimated Compensation            from the Fund Complex Paid
                                           from the Fund for the              to the Trustees for the
                                             Fiscal Year Ending                Calendar Year Ending
          Name of Trustee                                 , 2004*               December 31, 2002**
          ---------------                  ----------------------               -----------------
Paul Belica                                         [_]                               $78,400

Robert E. Connor                                    [_]                               $87,170

John J. Dalessandro II                              [_]                               $76,400



----------

         * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds.

         ** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Belica served as a trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a director or trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

         The Fund has no employees. Its officers are compensated by the Manager and/or PIMCO.

Codes of Ethics

         The Fund, the Manager and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER

Investment Manager

         The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000, is wholly-owned by PIMCO Advisors Retail Holdings LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America," formerly PIMCO Advisors L.P.). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of Amercia"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

         The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.


         The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of December 31, 2002, the Manager had approximately $16.64 billion in assets under management. As of December 31, 2002, ADAM of America and its subsidiary partnerships had approximately $357 billion in assets under management.


         Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in ADAM of America. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following May 5, 2000, to purchase at a formula-based price all ADAM of America's units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of ADAM of America's units owned directly or indirectly by Pacific Life.

         As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, Munich Re and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

         The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained PIMCO to serve as the Fund's portfolio manager.

        Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objectives, policies and restrictions; provided that, so long as PIMCO serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

     Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.70% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Portfolio Manager

         PIMCO serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between PIMCO and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, PIMCO's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

         Under the Portfolio Management Agreement, the Manager (and not the
Fund) pays a portion of the fees it receives from the Fund to PIMCO in return for PIMCO's services, at the annual rate of 0.3575% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding) for the period from the commencement of Fund operations through December 31, 2008 (i.e., roughly the first five years of Fund operations) (the "Initial Period") and at the rate of 0.50% of such average daily net assets thereafter while the Investment Management Agreement remains in effect (the "Remaining Period").

         Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The membership interests of PIMCO as of December 1, 2002, were held 91% by ADAM of America and 9% by the managing directors of PIMCO. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Certain Terms of the Investment Management and Portfolio Management Agreements

         The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, PIMCO or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to PIMCO or by PIMCO to the Manager, or by the Fund at any time by notice to the Manager and PIMCO.

         The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Basis for Approval of the Investment Management and Portfolio Management Agreements

         In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and PIMCO and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and PIMCO were appropriate to fulfill effectively the duties of the Manager and PIMCO on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and PIMCO, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

         The Trustees received information concerning the investment philosophy and investment process to be applied by PIMCO in managing the Fund. In this connection, the Trustees considered PIMCO's in-house research capabilities as well as other resources available to PIMCO's personnel, including research services available to PIMCO as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that PIMCO's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.


         The Trustees considered the scope of the services provided by the Manager and PIMCO to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and PIMCO's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management and Portfolio Management Agreements" above. The Trustees concluded that the scope of the Manager's and PIMCO's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objectives, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services to be provided by the Manager and PIMCO to the Fund. The Trustees also evaluated the procedures of the Manager and PIMCO designed to fulfill the their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Code of Ethics" above), the procedures by which PIMCO allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of PIMCO in these matters. The Trustees also received information concerning standards of the Manager and PIMCO with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

         In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

         Investment decisions for the Fund and for the other investment advisory clients of the Manager and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or PIMCO, as applicable. The Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of the Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.


     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or PIMCO, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Manager."


     References to PIMCO in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                  DISTRIBUTIONS


     As described in the Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially, and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.


     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares and any series of Preferred Shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Prospectus under "Preferred Shares and Related Leverage."

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below.


     The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in below investment-grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Prospectus under "Preferred Shares and Related Leverage" and "Description of Shares--Common Shares."

Preferred Shares

     The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 35% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a Preferred Shares offering, the Board has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

     Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets (total assets less all liabilities and indebtedness not represented by "senior securities," as defined in the 1940
Act), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of reverse repurchase agreements, credit default swaps and other derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's total net assets.

     Distribution Preference. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to the Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.


     Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's Trustees, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the present intention of the Board of Trustees of the Fund with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the

Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;


     (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and


     (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund Distributions. Distributions from the Fund will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.


     Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

     Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund's distributions will so qualify. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.


     The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among the two (or more) classes.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a market discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.


     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its shareholders.

     Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.



     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.


     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.


     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.


     Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person within the meaning of the Code (or a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.


     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.


     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Bush Administration has announced a proposal to accelerate reductions in tax rates, which may change the backup withholding rate as well.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     Recent Tax Shelter Reporting Regulations. Under recently enacted Treasury regulations, if a shareholder realizes a loss on disposition of Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


     Recent Tax Proposal. The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of the earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     See Appendix A for additional performance related and, comparative and other information.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT


     State Street Bank and Trust Co., 801 Pennsylvania, Kansas City, Missouri, 64105, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.


     PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto (a "Registration Statement"), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional

Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                [TO BE PROVIDED]

                              FINANCIAL STATEMENTS

                             PIMCO HIGH INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                            , 2003

                                [TO BE PROVIDED]


                             STATEMENT OF OPERATIONS
                          ON DAY ENDED          , 2003


                                [TO BE PROVIDED]

                                   APPENDIX A


                            PERFORMANCE RELATED
                        COMPARATIVE AND OTHER INFORMATION

     From time to time, the Fund, the Manager and/or PIMCO may report to shareholders or to the public in advertisements concerning the performance of the Manager and/or PIMCO as adviser to clients other than the Fund, or on the comparative performance or standing of the Manager and/or PIMCO in relation to other money managers. The Manager and/or PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Manager or PIMCO, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.




A Closed-End
EXCHANGE-TRADED
           FUND


                          A diversified portfolio of primarily high yield bonds designed to offer

                           o Access to timely opportunities in today's high yield market

                           o The expertise of one of America's leading bond managers


Please read the prospectus carefully and consult your financial advisor before investing.

Renowned Bond Expertise

PIMCO (Pacific Investment Management Company LLC) is responsible for managing the Fund's investments. Firm highlights include (as of 12/31/02):

  o One the nation's largest active bond managers, with over $300 billion in assets under management.

  o Client list that includes over half of the 100 largest corporations in America.

  o Actively managing corporate debt obligations and other corporate income-producing securities since the firm was founded in 1971.

  o  Over $9 billion in high yield corporate debt under management.

A Distinctive Approach to High Yield

PIMCO's philosophy and approach to the high yield market is consistent with the firm's conservative, yet innovative, approach toward the fixed-income markets in general. The philosophy embodies the following principles:

  o  Focus on the upper-credit quality tier of below investment-grade credits.

  o  Diversify broadly across issuers and industries.

  o Capitalize on the firm's extensive credit research capabilities to identify improving credits.

  o  Use PIMCO's expertise to identify non-traditional high yield opportunities.

In-House Credit Analysis

PIMCO has a dedicated team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses proprietary analytical tools to assess and monitor credit risk. The managers use this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO's assessment of their credit characteristics. This aspect of PIMCO's capabilities will be particularly important because of the Fund's emphasis on below investment grade securities.

A focus on bonds PIMCO believes have an attractive balance or risk and reward

The Fund will tend to focus on securities within the upper tier (BB/Ba or B) of the below investment-grade credit spectrum. PIMCO believes that this area of the credit spectrum may offer the potential for attractive total return and lower volatility relative to lower tier bonds (B- and below). The chart below compares annual total returns and volatility of securities within certain credit quality segments from January 1986 to December 2002.

Graphic:

..  Annual Total Return (%)      .  Annualized Volatlity of Montly Total Return


Upper Tier*         10.7%            6.2%

Lower Tier           1.8%           11.9%

Source: Credit Suisse First Boston ("CSFB"), PIMCO. All data as of 12/31/02. Past performance is no guarantee of future results.

This chart shows the average annual total returns and the annualized volatility (standard deviation) of monthly returns for each of the noted credit quality segments for the period 1/1/86 to 12/31/02. Standard deviation is a measure of volatility, i.e., the size and frequency of fluctuations of returns. The credit quality segments are parts of the CSFB High Yield Index (the "Index"). The Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. Issues must be publicly registered in the United States or issued under Rule 144A with registration rights. Issues must be rated "5B" or lower. The minimum amount outstanding in par value per issue is $75 million. Issues must be U.S. dollar-denominated corporate bonds, including cash-pay, zero-coupon, stepped-rate and payment-in-kind (PIK) debt securities. Floating rate debt securities, convertible bonds and preferred stock are not included in the Index. It is not possible to invest directly in an unmanaged index. *The "Upper Tier" credit quality segment combines CSFB's Upper Tier credit quality segment, which includes securities rated split BBB, BB, and split BB, and CSFB's Middle Tier credit quality segment, which includes those securities rated B and split B. The combination is effected on a market capitalization weighted basis and is rebalanced annually. The Lower Tier credit quality segment includes those securities rated B-, CCC/split CCC and Distressed/Default. CSFB uses a single "blended" rating in the event of a split rating between Moody's and S&P. Split ratings occur when separate rating agencies assign different ratings. The total returns of the credit quality segments shown above do not reflect the deduction of any management fees, account charges or other fees and expenses that will apply to the Fund. The historical information provided in the chart does not predict how securities within the above credit quality segments will perform in the future or how the Fund would have performed under similar market conditions. The securities that the Fund will own will not match, and are not intended to be representative of, those within either of the foregoing credit quality segments. This table is not intended to predict the Fund's performance.

Mining Opportunities in High Yield

Potential Benefits of High Yield Securities in Today's Market

  o An economic recovery and an improvement in corporate balance sheets could support the high yield market

  o PIMCO believes high yield bonds currently offer income potential, while stock market uncertainty continues.

  o High yield debt spreads (the yield on high yield debt less the yield on 10 year U.S. Treasury bonds) are well above their historical average.

  o Continued strong mutual fund and pension fund flows into high yield securities could drive up prices by putting pressure on supply.

Upper Tier Below Investment-Grade Bonds Currently Offer the Potential for Attractive Value

PIMCO believes that BB/B yields are currently at attractive levels relative to associated risk. This chart shows the yield spread of BB/B bonds as compared to 10-year U.S. Treasury bonds from February 1993 through February 2003.

Chart:

Data points:

    Date             Spread      Average
      2/28/1993         415         421
      3/31/1993         414         421
      4/30/1993         401         421
      5/31/1993         379         421
      6/30/1993         375         421
      7/31/1993         371         421
      8/31/1993         399         421
      9/30/1993         409         421
     10/31/1993         395         421
     11/30/1993         359         421
     12/31/1993         351         421
      1/31/1994         311         421
      2/28/1994         285         421
      3/31/1994         295         421
      4/30/1994         302         421
      5/31/1994         312         421
      6/30/1994         312         421
      7/31/1994         337         421
      8/31/1994         332         421
      9/30/1994         305         421
     10/31/1994         299         421
     11/30/1994         319         421

     12/31/1994         324         421
      1/31/1995         336         421
      2/28/1995         335         421
      3/31/1995         330         421
      4/30/1995         315         421
      5/31/1995         344         421
      6/30/1995         356         421
      7/31/1995         326         421
      8/31/1995         346         421
      9/30/1995         353         421
     10/31/1995         364         421
     11/30/1995         378         421
     12/31/1995         383         421
      1/31/1996         367         421
      2/29/1996         324         421
      3/31/1996         319         421
      4/30/1996         295         421
      5/31/1996         278         421
      6/30/1996         297         421
      7/31/1996         295         421
      8/31/1996         276         421
      9/30/1996         273         421
     10/31/1996         299         421
     11/30/1996         311         421
     12/31/1996         275         421
      1/31/1997         266         421
      2/28/1997         250         421
      3/31/1997         252         421
      4/30/1997         263         421
      5/31/1997         242         421
      6/30/1997         243         421
      7/31/1997         261         421
      8/31/1997         245         421
      9/30/1997         253         421
     10/31/1997         282         421
     11/30/1997         274         421
     12/31/1997         282         421
      1/31/1998         289         421
      2/28/1998         278         421
      3/31/1998         275         421
      4/30/1998         283         421
      5/31/1998         305         421
      6/30/1998         320         421
      7/31/1998         323         421
      8/31/1998         462         421
      9/30/1998         525         421
     10/31/1998         553         421
     11/30/1998         469         421
     12/31/1998         491         421
      1/31/1999         486         421

      2/28/1999         435         421
      3/31/1999         421         421
      4/30/1999         388         421
      5/31/1999         393         421
      6/30/1999         399         421
      7/31/1999         388         421
      8/31/1999         406         421
      9/30/1999         428         421
     10/31/1999         428         421
     11/30/1999         405         421
     12/31/1999         382         421
      1/31/2000         389         421
      2/29/2000         431         421
      3/31/2000         513         421
      4/30/2000         525         421
      5/31/2000         528         421
      6/30/2000         531         421
      7/31/2000         529         421
      8/31/2000         556         421
      9/30/2000         574         421
     10/31/2000         657         421
     11/30/2000         744         421
     12/31/2000         746         421
      1/31/2001         612         421
      2/28/2001         607         421
      3/31/2001         631         421
      4/30/2001         592         421
      5/31/2001         552         421
      6/30/2001         557         421
      7/31/2001         572         421
      8/31/2001         539         421
      9/30/2001         709         421
     10/31/2001         675         421
     11/30/2001         542         421
     12/31/2001         516         421
      1/31/2002         495         421
      2/28/2002         543         421
      3/31/2002         442         421
      4/30/2002         446         421
      5/31/2002         521         421
      6/30/2002         668         421
      7/31/2002         750         421
      8/31/2002         743         421
      9/30/2002         797         421
     10/31/2002         800         421
     11/30/2002         640         421
     12/31/2002         645         421
      1/31/2003         600         421
      2/28/2003         607         421

Source: Bloomberg, PIMCO. All data through 2/28/03. Past performance is no guarantee of future results.

The line in the chart shows the historical difference (or spread) between the unweighted average yield of the securities represented in the Merrill Lynch BB/B High Yield Index (the "Index") and the yield of 10-year Treasury bonds from the period 2/28/93 through 2/28/03. The Index is an unmanaged index of fixed income securities rated BB and B. It is not possible to invest directly in an unmanaged index. 10-Year Treasury bonds offer a government guarantee as to timely payment of interest and repayment of principal on maturity. The bonds in the Index and those in which the Fund may invest are not similarly guaranteed by the U.S. government or any governmental agency. In addition, a portion of the spreads between the Index and 10-Year Treasury bonds is attributable, in part, to higher coupon rates paid on corporate bonds to account for additional risk associated with their call features. The historical information provided in the chart does not predict how corporate and other debt obligations or 10-year U.S. Treasury bonds will perform in the future or how the Fund would have performed under similar market conditions. The securities that the Fund will own will not match, and are not intended to be representative of, those of the Index. This table is not intended to predict the Fund's performance.

The Closed-End Fund Advantage

Monthly Dividends

Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to investors at a level rate based on projected performance of the Fund. The first dividend is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, after the initial public offering of common shares, depending on market conditions./1/

Easy Retirement

Unless an investor elects to receive distributions in cash, all distributions will be automatically reinvested in additional common shares, compounding the investment and providing even more income potential over time. This does not ensure a profit nor does it protect against loss in a declining market.

Exchange-Traded Liquidity

--------
/1/ The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on any preferred shares that are issued. As portfolio and market conditions change, the rate of dividends on common shares and the Fund's dividend policy could change. The Fund's distributions or ordinary income (including net short-term capital gain) will be taxable to shareholders as ordinary income, and capital gain dividends will be subject to capital gains taxes.

The Fund expects to list its shares on the New York Stock Exchange (NYSE), which should promote liquidity and convenient access to daily share prices through electronic services and/or in newspaper stock tables. The Fund's expected stock symbol is PHK./2/

To order client kits call 1-800-628-1237

FUND AT A GLANCE

A distinctive approach to high yield

  o Capitalize on the firm's extensive credit research capabilities to identify improving credits.

  o  Use PIMCO's expertise to identify non-traditional high yield opportunities.

Commission

$0.45 per share (3%) dealer commission.

Key Dates

Offering period:  March 27 - April 24, 2003
First trading day:  April 25, 2003
Settlement date:  April 30, 2003

The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the FDIC, the Federal Reserve Board of any other government agency. You may lose money by investing.

--------
/2/ Like any exchange-traded security, the Fund's share price will fluctuate with market conditions and other factors. If an investor decides to sell his shares, the market price may be above or below net asset value, and may be more or less than the original investment. The net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. The common shares are designed primarily for long-term investors and should not be viewed as trading vehicles.

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

      1. Financial Statements:


            Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.


      2. Exhibits:

a.    Agreement and Declaration of Trust dated February 18, 2003.(1)

b.    Bylaws of Registrant dated February 18, 2003.(1)

c.    None.

d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust.(1)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Bylaws of Registrant.(1)


d.3   Form of Share Certificate of the Common Shares.*

e.    Terms and Conditions of Dividend Reinvestment Plan.*

f.    None.


g.1 Form of Investment Management Agreement between Registrant and PIMCO Advisors Fund Management LLC.*

g.2 Form of Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC.*

h.1   Form of Underwriting Agreement.*

h.2   Form of Master Selected Dealer Agreement.*

h.3   Form of Master Agreement Among Underwriters.*

h.4   Form of Additional Compensation Agreement.*

i.    None.


j. Form of Custodian Agreement between Registrant and State Street Bank & Trust Co.*

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.*

k.2 Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors Fund Management LLC.*

k.3 Form of Fee Waiver Agreement between Registrant and PIMCO Advisors Fund Management LLC.*

k.4 Form of Fee Waiver Agreement between PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC.*

l.     Opinion and consent of Ropes & Gray.*

m.     None.

n.     Consent of Registrant's independent accountants.*

o.     None.

p. Subscription Agreement of PIMCO Advisors Fund Management LLC dated _________ 2003.*


q.     None.


r.1    Code of Ethics of Registrant dated ________ 2003.*

r.2    Code of Ethics of PIMCO Advisors Fund Management LLC.*

r.3    Code of Ethics of Pacific Investment Management Company LLC.*


--------------------------

      *  To be filed by amendment.

      (1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File Nos. 333-103389 and 811-21311, filed on February 21, 2003.

Item 25: Marketing Arrangements

         To be filed by amendment.


Item 26: Other Expenses of Issuance and Distribution

         Securities and Exchange Commission Fees               $       *
         National Association of Securities Dealers, Inc. Fees         *
         Printing and engraving expenses                               *
         Legal fees                                                    *
         New York Stock Exchange listing fees                          *
         Accounting expenses                                           *
         Transfer Agent fees                                           *
         Marketing expenses                                            *
         Miscellaneous expenses                                        *
                                                               ---------
             Total                                                     *

         * To be completed by amendment. Expenses may be reduced pursuant to an expected contractual arrangement of PIMCO Advisors Fund Management LLC to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than the sales load) exceed $0.03 per share.

Item 27: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28: Number of Holders of Securities

      At March 24, 2003

                                              Number of
               Title of Class               Record Holders
               --------------               --------------

         Common Shares, par value $0.00001       0

Item 29: Indemnification

     Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

       Descriptions of the business of PIMCO Advisors Fund Management LLC, the Registrant's investment manager, and Pacific Investment Management Company LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC.

                       PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                               New York, NY 10105

Name                Position with Advisor         Other Connections
----------------    --------------------------    ------------------------------

Larry A. Altadonna  Vice President                Vice President, OpCap Advisors
                                                  LLC

Andrew Bocko        Senior Vice President and     Senior Vice President,
                    Director of IT                PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Fund Management
                                                  LLC and Allianz Dresdner Asset
                                                  Management of America L.P.

Tim Clark           Managing Director

Cindy Columbo       Vice President

Patrick Coyne       Vice President

Derek Hayes         Senior Vice President

Steve Jobe          Senior Vice President

Alan Kwan           Vice President

John C. Maney       Chief Financial Officer       Executive Vice President and
                                                  Chief Financial Officer,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Chief Financial Officer, PIMCO
                                                  Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities
                                                  LLC, Cadence Capital
                                                  Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, Pacific
                                                  Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors
                                                  LLC, PIMCO Equity Advisors
                                                  LLC, PIMCO Equity Partners
                                                  LLC, PIMCO Advisors
                                                  Advertising Agency Inc.,
                                                  PIMCO Advisors Distributors
                                                  LLC, Allianz Private Client
                                                  Services LLC, and StocksPLUS
                                                  Management Inc.

Vinh T. Nguyen      Vice President and            Vice President and Controller,
                    Controller                    PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., OCC Distributors LLC,
                                                  OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC,
                                                  PIMCO Equity Advisors LLC,

                                                  PIMCO Equity Partners LLC,
                                                  PIMCO Advisors Advertising
                                                  Agency Inc., PIMCO Advisors
                                                  Distributors LLC, Allianz
                                                  Private Client Services LLC,
                                                  and StocksPLUS Management Inc.

Francis C. Poli        Executive Vice President,  Chief Legal and Compliance
                       Director of Compliance     Officer, PIMCO Advisors Fund
                       and Assistant Secretary    Management LLC, Allianz
                                                  Dresdner Asset Management Of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S. Equities
                                                  LLC, Allianz Hedge Fund
                                                  Partners L.P., Allianz Private
                                                  Client Services LLC, Cadence
                                                  Capital Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, PIMCO Advisors
                                                  Retail Holdings LLC, PIMCO
                                                  Advisors Managed Accounts LLC,
                                                  PIMCO Advisors CD Distributors
                                                  LLC and PIMCO Equity Advisors
                                                  LLC

Bob Rokose             Vice President and
                       Assistant Controller

Newton B. Schott, Jr.  Managing Director,         Vice President, PIMCO Advisors
                       Chief Legal Officer        Managed Accounts LLC,
                       and Secretary              Executive Vice President;
                                                  Chief Legal Officer and
                                                  Secretary, PIMCO Advisors
                                                  Advertising Agency Inc.;
                                                  Managing Director,
                                                  Executive Vice President,
                                                  General Counsel and Secretary,
                                                  PIMCO Advisors Distributors
                                                  LLC

Brian S. Shlissel     Senior Vice President       Senior Vice President and
                                                  Treasurer, OpCap Advisors LLC

Stewart A. Smith       Vice President and         Secretary, PIMCO Advisors Fund
                       Assistant Secretary        Management LLC, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., Allianz Dresdner
                                                   Asset Management U.S.
                                                  Equities LLC, Allianz Hedge
                                                  Fund Partners L.P., Allianz
                                                  Private Client Services LLC;
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., PIMCO Advisors Retail
                                                   Holdings LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC
                                                  and PIMCO Equity Advisors LLC;
                                                  Assistant Secretary,
                                                  Oppenheimer Capital LLC, OpCap
                                                  Advisors and OCC Distributors
                                                  LLC

Stephen J. Treadway    Managing Director and      Chairman, President and Chief
                       Chief Executive Officer    Executive Officer, PIMCO
                                                  Advisors Advertising Agency
                                                  Inc.; Managing Director and
                                                  Chief Executive Officer,
                                                  PIMCO Advisors Distributors
                                                  LLC; Managing Director,
                                                  PIMCO Advisors Managed
                                                  Accounts LLC, Allianz
                                                  Private Client Services LLC
                                                  and Allianz Dresdner Asset
                                                  Management of America L.P.

James G. Ward          Executive Vice President   Executive Vice President,
                       and Director of Human      Allianz Asset Management of
                       Resources                  America L.P., Director of
                                                  Human Resources, Allianz Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Distributors
                                                  LLC

                    Pacific Investment Management Company LLC
                                    ("PIMCO")
                       840 Newport Center Drive, Suite 300
                             Newport Beach, CA 92660

Name                          Business and Other Connections
----------------------------- --------------------------------------------------

Arnold, Tammie J.             Executive Vice President, PIMCO

Benz, William R. II           Managing Director, Executive Committee Member,
                              PIMCO

Bhansali, Vineer              Executive Vice President, PIMCO

Brynjolfsson, John B.         Executive Vice President, PIMCO

Burns, R. Wesley              Managing Director, PIMCO; President and Trustee of
                              PIMCO Funds and PIMCO Variable Insurance Trust;
                              President and Director of PIMCO Commercial
                              Mortgage Securities Trust, Inc.; Director, PIMCO
                              Funds: Global Investors Series plc and PIMCO
                              Global Advisors (Ireland) Limited

Cupps, Wendy W.               Executive Vice President, PIMCO

Dialynas, Chris P.            Managing Director, PIMCO

El-Erian, Mohamed A.          Managing Director, PIMCO

Gross, William H.             Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Funds and PIMCO Variable Insurance Trust

Hague, John L.                Managing Director, PIMCO

Hally, Gordon C.              Executive Vice President, PIMCO

Hamalainen, Pasi M.           Managing Director, PIMCO

Harris, Brent R.              Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Trustee and Chairman of PIMCO
                              Funds and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities
                              Trust, Inc.; Managing Director, PIMCO Specialty
                              Markets LLC

Hinman, David C.              Executive Vice President, PIMCO

Hodge, Douglas M.             Executive Vice President, PIMCO; Director,
                              PIMCO JAPAN LTD

Holden, Brent L.              Managing Director, PIMCO

Isberg, Margaret E.           Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds


Keller, James M.              Managing Director, PIMCO



Kennedy, Raymond G.           Managing Director, PIMCO

Kiesel, Mark                  Executive Vice President, PIMCO


Loftus, John S.               Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds; Vice President and Assistant
                              Secretary, StocksPLUS Management, Inc.

Mariappa, Sudesh N.           Executive Vice President, PIMCO

Mather, Scott A.              Executive Vice President, PIMCO; Senior Vice
                              President, PIMCO Commercial Mortgage Securities
                              Trust, Inc.

McCray, Mark V.               Executive Vice President, PIMCO

McCulley, Paul A.             Managing Director, PIMCO

McDevitt, Joseph E.           Executive Vice President, PIMCO; Director and
                              Chief Executive Officer, PIMCO Europe Ltd

Meiling, Dean S.              Managing Director, PIMCO

Monson, Kristen S.            Executive Vice President, PIMCO

Muzzy, James F.               Managing Director, PIMCO; Director and Vice
                              President, StocksPLUS Management, Inc.; Senior
                              Vice President, PIMCO Variable Insurance Trust;
                              Vice President of PIMCO Funds; Director, PIMCO
                              Europe Ltd., PIMCO JAPAN LTD., PIMCO Asia Pte
                              Ltd., PIMCO Australia Pty Ltd.

Otterbein, Thomas J.          Executive Vice President, PIMCO

Phansalkar, Mohan V.          Executive Vice President, Secretary and Chief
                              Legal Officer, PIMCO; Vice President and
                              Secretary, StocksPLUS Management, Inc.

Podlich, William F.           Managing Director, PIMCO

Powers, William C.            Managing Director and Executive Committee Member,
                              PIMCO; Senior Vice President, PIMCO Commercial
                              Mortgage Securities Trust, Inc.

Schmider, Ernest L.           Managing Director, PIMCO

Simon, W. Scott               Executive Vice President, PIMCO

Thomas, Lee R.                Managing Director, PIMCO

Thompson, William S.          Managing Director and Executive Committee Member,
                              PIMCO; Director and President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Variable Insurance Trust; Vice President of PIMCO
                              Funds and PIMCO Commercial Mortgage Securities
                              Trust, Inc.

Trosky, Benjamin L.           Managing Director, PIMCO; Senior Vice President,
                              PIMCO Commercial Mortgage Securities Trust, Inc.


Weil, Richard M.              Managing Director, Chief Operating Officer and
                              Executive Committee Member, PIMCO


Wood, George H.               Executive Vice President, PIMCO

Wyman, Charles C.             Executive Vice President, PIMCO

Item 31: Location of Accounts and Records

      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32: Management Services

      Not applicable.

Item 33: Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice

      A copy of the Agreement and Declaration of Trust of PIMCO High Income Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 24th day of March, 2003.

                                          PIMCO High Income Fund

                                              /s/ Brian S. Shlissel
                                          By: ---------------------------------
                                              Brian S. Shlissel,
                                              President

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



          Name                         Capacity                     Date
          ----                         --------                     ----

/s/ Brian S. Shlissel            Trustee and President          March 24, 2003
--------------------------
Brian S. Shlissel

/s/ Lawrence Altadonna           Treasurer and Principal        March 24, 2003
--------------------------       Financial and Accounting
Lawrence Altadonna               Officer

                               INDEX TO EXHIBITS

Exhibit      Exhibit Name
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